Receivables and other assets	12 Months Ended
Dec. 31, 2021
Trade and other receivables [abstract]
Receivables and other assets
18 Receivables and other assets

	Non-current 2021 US$m	Current 2021 US$m	Total 2021 US$m	Non-current 2020 US$m	Current 2020 US$m	Total 2020 US$m
Trade receivables(a)	—	2,241	2,241	1	2,543	2,544
Other financial receivables(a)	133	305	438	339	332	671
Receivables relating to net investment in finance leases(a)	2	13	15	29	9	38
Amounts due from equity accounted units(a)	—	68	68	—	33	33
Other receivables(b)	392	418	810	369	422	791
Prepayment of tolling charges to jointly controlled entities(c)	183	—	183	218	—	218
Pension surpluses (note 42)	1,070	—	1,070	782	—	782
Other prepayments	414	529	943	58	305	363
Total	2,194	3,574	5,768	1,796	3,644	5,440
(a)At 31 December 2021, trade and other financial receivables, receivables relating to net investment in finance leases and amounts due from equity accounted units are stated net of allowances for expected credit losses of US$57 million (2020: US$59 million).
(b)At 31 December 2021, other receivables include US$388 million (2020: US$410 million) related to Energy Resources of Australia Ltd (ERA's) deposit held in a trust fund which is controlled by the Government of Australia. ERA are entitled to reimbursement from the fund once specific phases of rehabilitation relating to the Ranger Project are completed. The fund is outside of the scope of IFRS 9 - “Financial Instruments”.
(c)These prepayments will be charged to Group operating costs as tolling services are rendered and product processing occurs.
There is no material element of receivables and other assets that is interest-bearing or financing in nature.
The fair value of current trade and other receivables and the majority of amounts classified as non-current trade and other receivables approximates to their carrying value.